September 1, 2009
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

RE:	Keynote Series Account (the “Registrant”) (1933 Act File No.: 033-19836) (1940 Act File No.: 811-05457)
Ladies and Gentlemen:
As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Keynote Series Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report for the underlying management investment companies listed below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30e-1 under the Act, the following semi-annual reports were filed, or will be filed, with the Commission via EDGAR:
•	Transamerica Partners Portfolios, SEC File No. 811-08272

•	Calvert Variable Series, Inc., SEC File No. 811-03591
To the extent necessary, these filings are incorporated by reference.
Very truly yours,
Elizabeth L. Belanger
Vice President and Senior Counsel